-------------------------------------------------------------------------------
                               PROSPECT STREET(R)

                           HIGH INCOME PORTFOLIO INC.





                                     ANNUAL
                                     REPORT

                                OCTOBER 31, 2000


                                     [LOGO]

                                                             December 14, 2000

LETTER TO SHAREHOLDERS

Dear Shareholders:
     On October 31, 2000, the net asset value of the Fund was $5.30, as compared to $6.98 on October 31, 1999. During the fiscal period ended October 31, 2000 the Fund paid dividends to common stock shareholders in the amount of $1.03 per share.

2000 SPECIAL STOCKHOLDERS' MEETING:
     At the Annual Meeting of Stockholders held on October 27, 2000 the stockholders approved Ernst & Young LLP as the Fund's independent auditors for the October 31, 2000 fiscal year audit.

     Also at this meeting, the stockholders re-elected five Directors of the Fund. Two of the independent directors, William C. Carey and Harlan Platt, did not stand for re-election. In addition, John S. Albanese and Christopher E. Roshier, non-voting, advisors to the Board, will no longer be serving the Fund's stockholders. On behalf of the remaining Directors and Highland Capital Management, L.P., we would like to thank them for their years of dedication and service to the Fund on behalf of its stockholders.

THE HIGH YIELD MARKET:
     Since the fall of the equity markets in March 2000, the high yield market began a precipitous decline. This was the result of a confluence of factors, including increasing default rates, reduced liquidity and limited new issue volume. High yield mutual fund flows experienced a net outflow of $9.387 billion for the twelve months ended October 31, 2000 as compared to a net inflow of $4.868 billion for the twelve months ended October 31, 1999. The new issue market for the twelve months ended October 31, 2000 was $52.2 billion, slightly over 50% of the new issue volume for the twelve months ended October 31, 1999.

     The high yield market, as measured by the B, CCC and Distressed DLJ High Yield Indices, generated total returns of (1.36%), (17.71%), and (29.47%), respectively, for the twelve-month period ending October 26, 2000. At October 26, 2000, the spread between high yield securities and comparable U.S. Government securities stood at 829 basis points up from 657 basis points at April 27, 2000 and 616 basis points at October 29, 1999. Widening credit spreads have dramatically reduced primary bond issuance.

THE FUND'S INVESTMENTS:
     The total return on the Fund's net assets for the twelve months ended October 31, 2000, assuming reinvestment of dividends, was approximately (9.31%). The total investment return on the Fund's per share market price was (15.37%) for the twelve months ended October 31, 2000. The variation from the total return on net assets is attributable to the decline in the per share market value premium from 15.04% to 2.82% during the period.

     Factors contributing to this performance were lower valuations of many of the Fund's investments for some of the reasons discussed above, including generally prevailing adverse market conditions, attributable to higher default rates and diminished liquidity in the high-yield sector; and defaulted interest payments and related non-accrual of investment income with respect to a number of the Fund's investments.

     As of October 31, 2000, the Fund held 123 issues representing 28 industry groups. Cash and short-term investments represented approximately 0.7% of our holdings. The average cost of the Fund's high yield securities was 58.89 with an average coupon of 10.09%.

DIVIDEND REDUCTION:
     During the fiscal year ended October 31, 2000, the Board of Directors voted to reduce the monthly dividend rate twice. The net result of these actions was a reduction in the dividend to $0.075 per share from $0.105 per share. As a result of the current market environment at that time and portfolio repositioning, the dividend was adjusted to be more reflective of the portfolio's current earning rate.

     Also, on June 9, 2000, the Board of Directors adopted a new policy of declaring dividends on a three-month forward basis.

INVESTMENT OUTLOOK:
     The high yield market continues to show signs of sluggishness, as a result of the reasons noted above. However, while there is still a considerable amount of negative pressure on the high yield market, there are some events which could have a positive effect on the high yield market. Some of these are:

    1. A change in the Federal Reserve bias towards a rate easing.

    2. The leveling off or a decreasing of the actual default rate could increase bond prices from the currently depressed levels as a result of increased confidence in the high yield sector.

    3. An improvement in market liquidity could give way to a more healthy new issue calendar.

    4. The current yields available in the high yield market continue to offer attractive returns, particularly in the lower rating categories.

    Some of the factors that could negatively impact the high yield market are:

    1. A continuing Federal Reserve policy to raise or not change interest rates could change investor psychology, as the possibility of a recession would become more probable.

    2. Continued high default rates.

    3. Continued credit rating downgrades by the major rating agencies.

    4. High levels of cash outflows from high yield mutual funds further depress bond prices as the funds are forced to sell investments into a less liquid market.

CONCLUSION:
    While continuing its decline since the events in March 2000, the high yield market still presents investors with an attractive return opportunity.

    Management continues to evaluate the Fund's investments, seeking to maximize the Fund's total return on net assets.

                                        Respectfully submitted,

                                        /s/ James Dondero

                                        James Dondero
                                        President

                                        /s/ Mark Okada

                                        Mark Okada
                                        Executive Vice President

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
SCHEDULE OF INVESTMENTs
October 31, 2000

FIXED INCOME -- 91.56%
                                                                         Ratings

                                                                   --------------------
        Par                                                        Standard                  Value
       Value         Description                                   & Poor's    Moody's      (Note 2)
       ---------------------------------------------------------------------------------------------
                     AEROSPACE AND DEFENSE -- 5.26%
       $  7,000,000  Loral Space & Communication, 9.50%, BOND,
                       01/15/2006 .............................    B-          B1           $  5,215,000
          2,750,000  Orbital Sciences, 5.00%, BOND, 10/01/2002     B-          Caa1            1,533,125
         19,900,000  Orbital Imaging Corp., 11.63%, BOND, 03/
                       01/2005 ................................    CCC         NR              4,577,000
                                                                                            ------------
                                                                                              11,325,125
                                                                                            ------------
                     AUTOMOBILE - 0.67%
          3,000,000  Venture Holdings Trust, 12.00%, BOND,
                       06/01/2009 .............................    B-          B3              1,447,500
                                                                                            ------------
                                                                                               1,447,500
                                                                                            ------------
                     BEVERAGE, FOOD AND TOBACCO -- 1.33%
          1,000,000  North Atlantic Trading Company, Inc.,
                       11.00%, BOND, 06/15/2004 ...............    B           B3                830,000
          4,000,000  Vlasic Foods, 10.25%, BOND, 07/01/2009 ...    CCC         Caa1            2,040,000
                                                                                            ------------
                                                                                               2,870,000
                                                                                            ------------
                     BROADCASTING AND ENTERTAINMENT -- 17.70%
          1,000,000  Star Choice Communications, 13.00%, BOND,
                       12/15/2005 .............................    B+          B3              1,070,000
          5,000,000  XM Satellite Radio, 14.00%, BOND,
                       03/15/2010 .............................    CCC+        Caa1            4,402,500
          6,000,000  CD Radio, 14.50%, BOND, 05/15/2009 .......    CCC+        Caa1            4,942,406
          6,500,000  Silver Cinemas Inc., 10.50%, BOND,
                       04/15/2005* ............................    NR          NR                325,000
          7,740,000  Orion Network, 11.25%, BOND, 01/15/2007 ..    CCC+        B2              3,792,600
         11,990,000  Satelites Mexicanos, 10.13%, BOND,
                       11/01/2004 .............................    B-          B3              8,033,300
         13,500,000  ICO Global Communications, 15.00%, BOND,
                       08/01/2005 .............................    NR          NR              8,100,000
          8,200,000  Innova S DE R.L., 12.88%, BOND, 04/01/2007    B-          B3              7,410,750
                                                                                            ------------
                                                                                              38,076,556
                                                                                            ------------
                     BUILDINGS AND REAL ESTATE -- 1.40%
          1,000,000  Penhall Acquisition Corporation, 12.00%,
                       BOND, 08/01/2006 .......................    B-          B3                910,000
          2,000,000  Fortress Group, 13.75%, BOND, 05/15/2003 .    NR          Caa2              855,000
          5,000,000  Kevco, Inc., 10.38%, BOND, 12/01/2007 ....    CCC         Ca              1,250,000
                                                                                            ------------
                                                                                               3,015,000
                                                                                            ------------
                     CARGO TRANSPORT -- 0.47%
          1,500,000  MTL, 10.00%, BOND, 06/15/2006 ............    B-          Caa1            1,020,000
                                                                                            ------------
                                                                                               1,020,000
                                                                                            ------------
                     CHEMICALS, PLASTICS AND RUBBER -- 1.97%
         14,150,000  Moll Industries, 10.50%, BOND, 07/01/2008     CC          Caa3            4,245,000
                                                                                            ------------
                                                                                               4,245,000
                                                                                            ------------
                     CONTAINERS, PACKAGING AND GLASS -- 0.81%
            500,000  Portola Packaging, 10.75%, BOND,
                       10/01/2005 .............................    B           B3                380,000
          1,500,000  Sweetheart Cup, 10.50%, Sr. Sub Notes,
                       09/01/2003 .............................    B-          Caa1            1,365,000
                                                                                            ------------
                                                                                               1,745,000
                                                                                            ------------
                     DIVERSIFIED NATURAL RESOURCES, PRECIOUS
                     METALS -- 14.52%
          2,000,000  American Tissue Inc, 12.50%, BOND,
                       07/15/2006 .............................    B+          B3              1,900,000
          5,999,000  ANKER Coal Group Inc., 14.25%, BOND,
                       09/01/2007 .............................    CCC         Caa2            2,879,520
          9,000,000  Repap Enterprises, 6.00%, BOND, 06/30/2005
                       ........................................    BBB+        Baa1            8,550,000
         23,000,000  Uniforet, 11.13%, BOND, 10/15/2006 .......    CCC-        Ca             16,100,000
          2,000,000  Riverwood, 10.88%, BOND, 04/01/2008 ......    CCC+        Caa1            1,805,000
                                                                                            ------------
                                                                                              31,234,520
                                                                                            ------------
                     DIVERSIFIED/CONGLOMERATE MANUFACTURING --
                     0.75%
          3,000,000  Pentacon Inc., 12.25%, BOND, 04/01/2009 ..    B-          B3              1,620,000
                                                                                            ------------
                                                                                               1,620,000
                                                                                            ------------
                     DIVERSIFIED/CONGLOMERATE SERVICE -- 1.30%
          4,000,000  Localiza Rent, 10.25%, BOND, 10/01/2005 ..    B+          B3              2,800,000
                                                                                            ------------
                                                                                               2,800,000
                                                                                            ------------
                     ELECTRONICS -- 3.27%
          1,700,000  Anacomp, Inc., 10.88%, BOND, 04/01/2004* .    D           Caa3              425,000
          2,000,000  Special Devices Inc., 11.38%, BOND,
                       12/15/2008 .............................    CCC+        Caa2              340,000
          2,500,000  Vialog Corporation, 12.75%, BOND,
                       11/15/2001 .............................    CCC         Caa3            2,378,125
          4,000,000  Globix Corporation, 12.50%, BOND,
                       02/01/2010 .............................    B-          NR              2,200,000
         11,245,000  Orbcomm Global, 14.00%, Senior Notes,
                       08/15/2004* ............................    D           Caa2            1,686,750
                                                                                            ------------
                                                                                               7,029,875
                                                                                            ------------
                     FINANCE -- 0.67%
          1,115,625  Altiva Financial, 12.00%, BOND,
                       06/15/2006* ............................    B-          D                       0
          1,500,000  Life Financial, 13.50%, BOND, 03/15/2004 .    NR          Caa1            1,440,000
                                                                                            ------------
                                                                                               1,440,000
                                                                                            ------------
                     HEALTHCARE, EDUCATION AND CHILDCARE --
                     0.96%
          2,000,000  Global Health, 11.00%, BOND, 05/01/2008* .    C           C                 180,000
          3,000,000  La Petite Academy, Incorporated, 10.00%,
                       BOND, 05/15/2008 .......................    B-          B3              1,800,000
          5,000,000  PHP Healthcare, 6.50%, BOND, 12/15/2002* .    NR          NR                 75,000
                                                                                            ------------
                                                                                               2,055,000
                                                                                            ------------
                     HOME AND OFFICE FURNISHINGS, HOUSEWARES,
                     AND DURABLES -- 3.19%
          2,000,000  Derby Cycle Corp., 10.00%, BOND,
                       05/15/2008 .............................    CCC         Caa2              500,000
         15,720,000  U.S. Office Products, 9.75%, BOND,
                       06/15/2008 .............................    CCC-        Ca              2,672,400
          5,000,000  O'Sullivan Industries, 13.38%, Notes,
                       10/15/2009 .............................    B-          B3              3,700,000
                                                                                            ------------
                                                                                               6,872,400
                                                                                            ------------
                     HOTELS, MOTELS, INNS, AND GAMING -- 1.56%
          2,550,000  La Quinta, 7.27%, BOND, 02/26/2007 .......    BB-         B1              1,708,500
          3,000,000  Epic Resorts, 13.00%, BOND, 06/15/2005 ...    B-          B3              1,650,000
                                                                                            ------------
                                                                                               3,358,500
                                                                                            ------------
                     LEISURE, AMUSEMENT, ENTERTAINMENT -- 1.72%
          1,000,000  Marvel III Holdings Inc., 12.00%, BOND,
                       06/15/2009* ............................    NR          NR                540,000
          4,200,000  Booth Creek Ski, 12.50%, BOND, 03/15/2007     CCC+        Caa1            3,150,000
         25,750,000  Premier Cruises Ltd., 11.00%, BOND,
                       03/15/2008* ............................    D           Caa2                    0
         20,125,000  Marvel III Holdings Inc., 0.00%, BOND,
                       04/15/2008 .............................    NR          Caa1                    0
                                                                                            ------------
                                                                                               3,690,000
                                                                                            ------------
                     MACHINERY (NON AG, NON CONSTRUCT, NON
                     ELECTRONIC) -- 0.42%
            380,000  High Voltage Notes, 10.50%, BOND,
                       08/15/2004 .............................    B           B3                247,000
          1,500,000  Grove Worldwide, 9.25%, BOND, 05/01/2008 .    CCC         Caa1              202,500
          3,000,000  Clark Material Handling, 10.75%, BOND,
                       11/15/2006* ............................    NR          Ca                450,000
                                                                                            ------------
                                                                                                 899,500
                                                                                            ------------

                     MINING, STEEL, IRON AND NONPRECIOUS METALS
                     -- 3.76%
            290,820  Bramalea, 11.125%, BOND, 03/22/2008* .....    NR          Caa1                    0
          2,000,000  WHX, 10.50%, BOND, 04/15/2005 ............    B-          Caa1            1,240,000
          2,850,000  Renco Steel Holding, 10.88%, BOND,
                       02/01/2005 .............................    B-          Caa2            2,080,500
          3,040,000  Haynes International, 11.63%, BOND,
                       09/01/2004 .............................    B-          B3              2,219,200
          3,180,000  Reunion Industries Inc., 13.00%, BOND,
                       05/01/2003 .............................    B-          B2              2,544,000
                                                                                            ------------
                                                                                               8,083,700
                                                                                            ------------
                     OIL AND GAS -- 1.83%
          3,125,000  Belden & Blake, 9.88%, BOND, 06/15/2007 ..    CCC-        Caa3            2,625,000
          3,750,000  First Wave Marine Inc., 11.00%, BOND,
                       02/01/2008 .............................    B-          B3              1,312,500
                                                                                            ------------
                                                                                               3,937,500
                                                                                            ------------
                     PERSONAL AND NONDURABLE CONSUMER PRODUCTS
                     -- 2.24%
          1,000,000  Styling Technology Corp., 10.875%, BOND,
                       07/01/2008* ............................    NR          Caa3               80,000
          9,515,000  Diamond Brands Incorporated, 10.13%, BOND,
                       04/15/2008 .............................    CCC         Caa1            4,745,606
                                                                                            ------------
                                                                                               4,825,606
                                                                                            ------------
                     PERSONAL TRANSPORTATION -- 1.22%
          2,000,000  Trans World Airlines, 11.50%, BOND,
                       12/15/2004 .............................    CCC         B2              1,320,000
          2,000,000  Trans World Airlines, 12.00%, BOND,
                       04/01/2002 .............................    NR          B2              1,300,000
                                                                                            ------------
                                                                                               2,620,000
                                                                                            ------------
                     PERSONAL, FOOD AND MISCELLANEOUS SERVICES
                     -- 0.22%
          1,000,000  Advantica Restaurant, 11.25%, BOND,
                       01/15/2008 .............................    B           B3                480,000
                                                                                            ------------
                                                                                                 480,000
                                                                                            ------------
                     PRINTING AND PUBLISHING -- 1.85%
         18,000,000  American Banknote Corporation, 11.25%,
                       BOND, 12/01/2007* ......................    D           C               3,982,500
                                                                                            ------------
                                                                                               3,982,500
                                                                                            ------------
                     RETAIL STORES -- 3.44%
          2,000,000  Petro Stopping Center, 10.50%, BOND,
                       02/01/2007 .............................    B           B3              1,700,000
          2,250,000  Wickes Lumber Co., 11.63%, BOND,
                       12/15/2003 .............................    CCC+        Caa1            1,417,500
          2,500,000  Cole National Group, 8.63%, BOND,
                       08/15/2007 .............................    B           B2              1,550,000
          3,000,000  J. Crew, 10.38%, BOND, 10/15/2007 ........    CCC+        Caa1            2,730,000
                                                                                            ------------
                                                                                               7,397,500
                                                                                            ------------
                     STRUCTURED FINANCE OBLIGATIONS -- 1.67%
          4,000,000  DLJ CBO LTD., 11.96%, Class C-2 Notes,
                       04/15/2011 .............................    NR          Ba3             3,600,000
                                                                                            ------------
                                                                                               3,600,000
                                                                                            ------------
                     TELECOMMUNICATIONS -- 14.80%
            500,000  Econophone (Destia Comm.), 13.50%, BOND,
                       07/15/2007 .............................    NR          B3                245,000
          1,000,000  Intermedia Communications, 8.60%, BOND,
                       06/01/2008 .............................    B           B2                942,500
          1,500,000  Telehub Communications Corporation, 0.00%,
                       BOND, 07/31/2005* ......................    NR          NR                255,000
          2,000,000  Viatel Inc., 11.25%, BOND, 04/15/2008* ...    B-          B3                590,000
          2,000,000  Winstar Communications, Inc., 12.75%,
                       BOND, 04/15/2010 .......................    B-          B3              1,410,000
          3,000,000  USA Mobile Communication, 9.50%, BOND,
                       02/01/2004 .............................    B-          B3              2,130,000
          3,000,000  GST Equipment Funding, 13.25%, BOND,
                       05/01/2007* ............................    NR          NR              1,695,000
          3,250,000  Arch Communications, 13.75%, BOND,
                       04/15/2008 .............................    CCC+        B3              1,787,500
          5,000,000  BTI Telecom Corporation, 10.50%, BOND,
                       09/15/2007 .............................    B           B3              2,500,000

                     TELECOMMUNICATIONS -- CONTINUED
          7,000,000  GST Network Funding, 0.00%, BOND,
                       05/01/2008* ............................    NR          NR              3,015,384
          7,321,000  Mpower, 13.00%, BOND, 04/01/2010 .........    B-          B3              4,099,760
          8,500,000  Globalstar, L.P., 11.38%, BOND, 02/15/2004    CCC         Caa1            1,105,000
         15,480,000  Motient Corporation, 12.25%, BOND,
                       04/01/2008 .............................    NR          NR             11,068,200
          2,000,000  Viatel Inc., 11.25%, Units, 04/15/2008 ...                Caa1            1,000,000
                                                                                            ------------
                                                                                              31,843,344
                                                                                            ------------
                     TEXTILES AND LEATHER -- 2.55%
          2,000,000  Galey & Lord Inc., 9.13%, BOND, 03/01/2008    B           Ca              1,240,000
          2,880,000  Glenoit Corporation, 11.00%, BOND,
                       04/15/2007* ............................    D           Ca                489,600
          3,800,000  Norton McNaught, 12.50%, BOND, 06/01/2005     B           B2              3,230,000
          4,960,000  Converse Inc., 7.00%, BOND, 06/01/2004* ..    NR          NR                520,800
                                                                                            ------------
                                                                                               5,480,400
                                                                                            ------------
                     TOTAL FIXED INCOME (cost 256,140,543)............................      $196,994,526
                                                                                            ------------

COMMON STOCK, PREFERRED STOCK AND WARRANTS -- 3.44%

                                                                                         Value
        Units        Description                                                        (Note 2)
       -----         -----------                                                       ---------
              2,000  Loral Orion Network Systems Inc., warrants ..............         $  10,376
              6,900  Orbital Imaging Corp., warrants .........................            35,363
             14,206  Vector Group ............................................           197,996
                500  Signature Brands, Inc., warrants ........................                 0
                550  CS Wireless Systems Inc. ................................                 1
              1,000  Knology Holdings Inc., warrants .........................                 0
              1,000  XM Satellite Radio, warrants ............................           580,500
              3,500  Optel Inc., warrants ....................................                 0
              5,925  Capital PAC Holdings Inc., warrants .....................                 0
              9,800  Uniroyal Technology Corp., warrants .....................                 0
                131  ANKER Coal Group Inc. ...................................                 0
             17,251  GP Strategies Corp. .....................................            95,959
            100,000  Commodore Separation Technology .........................             6,250
            100,000  Commodore Separation Technology, warrants ...............                 0
              4,500  Vialog Corporation, warrants ............................             1,740
            595,258  Altiva Financial ........................................                 0
             47,031  AMC Financial Inc. ......................................            82,304
              1,962  O'Sullivan Industries, preferred stock ..................               196
              5,000  O'Sullivan Industries, warrants .........................            12,500
                500  Motels of America Inc. ..................................               125
              8,862  Equus Gaming Co. L.P. ...................................            12,185
              2,000  Epic Resorts, warrants ..................................                 0
            148,117  Premier Cruises Ltd. ....................................                 0
              1,500  WHX .....................................................             9,938
              8,774  NS Group Inc. ...........................................            75,018
              3,750  Sheffield Steel Corp., warrants .........................                 0
             28,000  Gothic Energy Corporation, warrants .....................                 0
              9,533  Gothic Energy Corporation, warrants .....................                 0
              2,000  Trans World Airlines ....................................            10,000
             10,000  GIGA Information Group Inc. .............................            40,000
                291  Mother's Work Inc. ......................................             2,692
            185,900  Ames Department Stores Inc. .............................                 0
              1,500  Telehub Communications Corporation ......................                15
            475,000  Motient Corporation .....................................         5,759,375
                450  Mpower, warrants ........................................             2,925
              1,000  Unifi Communications Inc., warrants .....................               135
             13,480  Motient Corporation, warrants ...........................           473,485
                                                                                     -----------
                     TOTAL COMMON STOCK, PREFERRED STOCK, AND WARRANTS (cost
                     $12,577,827) ............................................         7,409,078
                                                                                     -----------
                     TOTAL INVESTMENT IN SECURITIES (cost 268,718,370) .......       204,403,604
                                                                                     -----------

SHORT-TERM INVESTMENTS - 0.70%

        Par
       Value

                     COMMERCIAL PAPER:
       $  1,504,000  Case Credit, 6.82%, 11/01/2000 ..........................         1,504,000
                     TOTAL SHORT-TERM INVESTMENTS (cost 1,504,000) ...........         1,504,000
                                                                                    ------------
                     TOTAL INVESTMENTS - 95.71% (COST 270,222,369) ...........       205,907,604
                                                                                    ------------
                     OTHER ASSETS - 4.29% ....................................         9,239,234
                                                                                    ------------
                     TOTAL ASSETS - 100% .....................................      $215,146,838
                                                                                    ============
         (a)  Percentages indicated are based on total assets.
         (b)   Denotes company has filed for bankruptcy.
         (c)  Denotes security currently in default.
          NR  Denotes not rated.
           *  Non-income producing security.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000

ASSETS

nvestments in securities at value (identified cost $270,222,369; see
Schedule of Investments and Note 2) ....................................      $205,907,604
Cash ...................................................................               968
Receivables:
  Investment securities sold ...........................................           897,667
  Interest and dividends ...............................................         8,111,539
Prepaid insurance ......................................................           199,500
Other assets ...........................................................            29,560
                                                                              ------------
        Total assets ...................................................      $215,146,838
                                                                              ------------

LIABILITIES

Payables:
  Investment securities purchased ......................................      $    841,167
Accrued expenses (Note 3)...............................................           966,351
Bank loan (Note 10).....................................................        71,000,000
                                                                              ------------
        Total liabilities ..............................................      $ 72,807,518
                                                                              ------------
Net Assets:
  Common stock, $.03 par value --
    Authorized -- 100,000,000 shares
    Issued and outstanding -- 26,868,932 shares ........................      $    806,068
  Capital in excess of par value .......................................       287,038,191
  Undistributed accumulated net investment income (Note 2) .............         2,349,980
  Accumulated net realized loss from security transactions .............       (83,540,154)
  Net unrealized depreciation on investments ...........................       (64,314,765)
                                                                              ------------

        Total net assets (equivalent to $5.30 per share, based on
          26,868,932 shares outstanding) ...............................      $142,339,320
                                                                              ============

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF OPERATIONS
For the year ended October 31, 2000

INVESTMENT INCOME (Note 2):
  Interest income ......................................................     $  32,756,892
  Dividend income ......................................................           360,689
  Accretion of discount and other miscellaneous income .................         4,616,618
                                                                             -------------
        Total investment income ........................................     $  37,734,199
                                                                             =============

EXPENSES:
  Interest expense .....................................................     $   4,727,474
  Investment advisory fees (Note 3) ....................................         1,660,674
  Custodian and transfer agent fees ....................................           284,078
  Insurance expense ....................................................            94,079
  Professional fees ....................................................           315,843
  Directors' fees ......................................................           116,814
  Excise Tax ...........................................................           150,942
  Miscellaneous expense ................................................           356,917
                                                                             -------------
        Total expenses .................................................     $   7,706,821
                                                                             -------------
        Net investment income ..........................................     $  30,027,378
                                                                             -------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized loss on investments sold ................................     $ (35,396,240)
  Net change in unrealized depreciation of investments (Note 2) ........       (12,125,584)
                                                                             -------------
        Net realized and unrealized loss on investments ................     $ (47,521,824)
                                                                             -------------
        Net decrease in net assets resulting from operations ...........     $ (17,494,446)
                                                                             =============

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CASH FLOWS
For the year ended October 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:

  Interest and dividends received .....................................      $  32,863,846
  Operating expenses paid .............................................         (7,182,356)
                                                                             -------------
        Net cash provided by operating activities .....................      $  25,681,490
                                                                             -------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of portfolio securities ....................................      $(257,860,402)
  Sales and maturities of portfolio securities ........................        237,486,928
                                                                             -------------
        Net cash used in investing activities .........................      $ (20,373,474)
                                                                             -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from bank loan .............................................      $  25,000,000
  Repayments of bank loan .............................................         (4,000,000)
  Common stock dividends paid from operations .........................        (27,557,848)
  Shares issued to common stockholders for reinvestment of dividends ..          1,224,804
                                                                             -------------
        Net cash provided by financing activities .....................      $  (5,333,044)
                                                                             -------------
NET DECREASE IN CASH ..................................................      $     (25,028)
CASH, BEGINNING OF YEAR ...............................................             25,996
                                                                             -------------
CASH, END OF YEAR .....................................................      $         968
                                                                             =============

RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
 TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
  Net decrease in net assets resulting from operations ................      $ (17,494,446)
  Increase in interest and dividend receivables .......................         (1,209,256)
  Increase in prepaid insurance .......................................           (124,365)
  Increase in other assets ............................................            (25,714)
  Increase in accrued expenses ........................................            585,858
  Net realized loss on investments ....................................         35,396,240
  Change in net unrealized loss on investments ........................         12,125,584
  Accretion of bond discount ..........................................         (3,572,411)
                                                                             -------------
        Net Cash Provided By Operating Activities .....................      $  25,681,490
                                                                             =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Cash paid during the year for interest ..............................      $   4,837,094
  Cash paid during the year for excise taxes ..........................      $          --
                                                                             =============

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

STATEMENT OF CHANGES IN NET ASSETS

                                                              Fiscal Year Ended October 31,
                                                             ------------------------------
                                                                 2000             1999
                                                             -------------    -------------
FROM OPERATIONS:
  Net investment income ..................................   $  30,027,378    $  26,901,413
  Net realized loss on investments sold ..................     (35,396,240)     (38,743,202)
  Change in net unrealized depreciation of investments ...     (12,125,584)      13,820,247
                                                             -------------    -------------
        Net (decrease) increase in net assets resulting
          from operations ................................   $ (17,494,446)   $   1,978,458
                                                             -------------    -------------
FROM FUND SHARE TRANSACTIONS:
  Shares issued (195,029 and 237,917 shares, respectively)
    to common stockholders for reinvestment of dividends .   $   1,224,804    $   2,063,366
  Net proceeds from sale of common stock (0 and 6,630,663
    shares, respectively, after deducting $0 and
    $2,691,261 of soliciting fees and other expenses,
    respectively) ........................................            --         54,995,507
                                                             -------------    -------------
        Net increase in net assets resulting from fund
          share transactions .............................   $   1,224,804    $  57,058,873
                                                             -------------    -------------
DISTRIBUTIONS TO STOCKHOLDERS:
  Common dividends ($1.03 and $1.26 per share,
    respectively) from operations ........................   $ (27,557,848)   $ (30,583,565)
  Common dividends ($0 and $0 per share, respectively) in
    excess of net investment income ......................            --            (87,410)
                                                             -------------    -------------
        Net decrease in net assets resulting from
          distributions ..................................   $ (27,557,848)   $ (30,670,975)
                                                             -------------    -------------
        Total (decrease) increase in net assets ..........   $ (43,827,490)   $  28,366,356

NET ASSETS:
  Beginning of year ......................................     186,166,810      157,800,454
                                                             -------------    -------------

  End of year (including $2,746,495 undistributed and
    $119,650 of distributions in excess of accumulated net
    investment income as of October 31, 2000 and 1999,
    respectively) ........................................   $ 142,339,320    $ 186,166,810
                                                             =============    =============

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS
FOR EACH SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS PRESENTED

                                                                  For the Years Ended October 31, (b)
                                           ----------------------------------------------------------------------------------
                                               2000               1999             1998             1997             1996
                                           ------------        -----------      -----------      -----------      -----------
Net asset value, beginning of year ......    $   6.98            $   7.97        $   1.94          $   11.70        $  11.10
                                             --------            --------        --------          ---------        --------

Net investment income ...................    $   1.12#           $   1.08#       $   1.30#         $    1.38#       $   1.50#
Net realized and unrealized gain (loss)
  on investments ........................       (1.77)#             (1.00)#         (3.76)#              .72#            .60#
                                             --------            --------        --------          ---------        --------
        Total from investment operations     $  (0.65) $             0.08        $  (2.46)         $    2.10        $   2.10
                                             --------            --------        --------          ---------        --------
Distributions:
Dividends from accumulated net investment
  income
    To preferred stockholders ...........    $     --            $    --       0 $   (.03)         $    (.09)       $   (.12)
    To common stockholders ..............       (1.03)              (1.26)          (1.26)             (1.26)        (1.26)
                                             --------            --------        --------          ---------        --------
        Total distributions .............    $  (1.03)           $  (1.26)       $    .29)         $   (1.35)       $  (1.38)
                                             --------            --------        --------          ---------        --------

Effect of sale of common stock and
  related expenses from rights offerings .   $     --            $    .19        $   (.22)         $    (.51)       $   (.12)
                                             --------            --------        --------          ---------        --------

Net asset value, end of year ............    $   5.30            $   6.98        $   7.97          $   11.94        $  11.70
                                             ========            ========        ========          =========        ========
Per share market value, end of year .....    $   5.69            $   7.94        $  10.25          $   12.39        $  12.00
                                             ========            ========        ========          =========        ========
Total investment return .................       (8.31)%            (11.78)%         (7.63)%            14.82%         15.29%
                                             ========            ========        ========          =========        ========
Net assets, end of year, applicable to
  common stock (a) ......................    $142,339            $186,167        $157,800          $ 175,909        $120,711
                                             ========            ========        ========          =========        ========
Net assets, end of period, applicable to
  preferred stock (a)                        $    --             $     --        $     --          $  20,000        $ 20,000
                                             ========            ========        ========          =========        ========
Net assets, end of year (a) .............    $142,339            $186,167        $157,800          $ 195,909        $140,711
                                             ========            ========        ========          =========        ========
Ratio of operating expenses to average
  net assets, applicable to common stock         4.46%               2.67%           2.67%              2.30%           3.06%
Ratio of net investment income to average
  net assets, applicable to common stock        17.59%              13.72%          11.92%             11.94%          13.20%
Portfolio turnover rate .................      104.99%             126.45%         156.48%            176.04%         108.33%

(a) Dollars in thousands.
(b) The selected per share data and ratios have been restated, where applicable, for all periods to give effect for the one-
    for-three reverse stock split in April of 1998. (Note 10).
 #  Calculation is based on average shares outstanding during the indicated period due to the per share effect of the Fund's rights offerings.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INFORMATION REGARDING SENIOR SECURITIES

                                                          As of October 31,
                 ----------------------------------------------------------------------------------------------------
                      2000             1999             1998             1997             1996             1995
                 ----------------------------------------------------------------------------------------------------
Total Amount
Outstanding:
  Indebtedness       $71,000,000      $50,000,000      $40,000,000      $20,000,000      $20,000,000      $20,000,000
  Preferred
   stock                  --               --               --           20,000,000       20,000,000       20,000,000

Asset Coverage:
  Per
Indebtedness
(a)                          330%             472%             495%           1,080%             804%             667%
  Per preferred
stock share (b)         N/A              N/A                   540%             402%             333%             330%

Involuntary Liquidation Preference:
  Per preferred
stock share (c)         N/A              N/A              N/A             $  100,000       $  100,000       $  100,000

Approximate Market Value:
  Per note              N/A              N/A              N/A            $  1,003.80        $  990.00        $  987.50
  Per preferred
stock share             N/A              N/A              N/A                100,000          100,000          100,000

(a) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities)
    from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding.
(b) Calculated by subtracting the Fund's total liabilities (not including bank loans and senior securities)
    from the Fund's total assets and dividing such amount by the principal amount of the debt outstanding and aggregate liquidation preference of the outstanding shares of Taxable Auction Rate Preferred Stock.
(c) Plus accumulated and unpaid dividends.

                   PROSPECT STREET HIGH INCOME PORTFOLIO INC.
                         NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

(1) ORGANIZATION AND OPERATIONS
  Prospect Street High Income Portfolio Inc. (the "Fund") was organized as a corporation in the state of Maryland on May 13, 1988 and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940. The Fund commenced operations on December 5, 1988. The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

  The Fund invests primarily in securities of fixed-maturity, corporate debt securities and in redeemable preferred stocks that are rated less than investment grade. Risk of loss upon default by the issuer is significantly greater with respect to such securities compared to investment-grade securities because these securities are generally unsecured and are often subordinated to other creditors of the issuer, and because these issuers usually have high levels of indebtedness and are more sensitive to adverse economic conditions, such as a recession, than are investment-grade issuers. In some cases, the collection of principal and timely receipt of interest is dependent upon the issuer attaining improved operating results, selling assets or obtaining additional financing.

  See the schedule of investments for information on individual securities, as well as industry diversification and credit quality ratings.

(2) SIGNIFICANT ACCOUNTING POLICIES

  (a) VALUATION OF INVESTMENTS
  Investments for which listed market quotations are readily available are stated at market value, which is determined using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market.

  Other investments, which comprise the major portion of the Fund's portfolio holdings, are primarily non-investment-grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by the investment adviser based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. These procedures have been approved by the Board of Directors.

  The fair value of restricted securities is determined by the investment adviser pursuant to procedures approved by the Board of Directors.

  Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

  (b) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
  Realized gains and losses on investments sold are recorded on the identified-cost basis. Interest income and accretion of discounts are recorded on the accrual basis. It is the Fund's policy to place securities on non-accrual status when collection of interest is doubtful.

  (c) FEDERAL INCOME TAXES
  It is the Fund's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its stockholders each year. At October 31, 2000, the Fund had a tax provision of $150,942.

  At October 31, 2000, the Fund had the following capital loss carryovers available to offset future capital gains, if any, to the extent provided by regulations:

           CARRYOVER
           AVAILABLE                 EXPIRATION DATE

          $   808,396               October 31, 2002
            3,703,531               October 31, 2003
            4,688,248               October 31, 2006
           37,335,815               October 31, 2007
           35,790,515               October 31, 2008
          ----------
          $82,326,505
          ===========

  (D) COMMON STOCK AND TAXABLE AUCTION RATE PREFERRED STOCK (PREFERRED STOCK), AND OFFERING COSTS
  The costs incurred by the Fund in connection with the initial sale of the common and preferred stock as well as the common stock rights offerings have been recorded as a reduction of the common stock proceeds.

  (e) CASH FLOW INFORMATION
  The Fund invests primarily in corporate debt securities and distributes dividends from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statement of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

(3) INVESTMENT ADVISORY AGREEMENT
  Prospect Street Investment Management Co., Inc. ("PSIM") entered into an agreement to sell certain of its assets and goodwill relating to the management of the Fund to Highland Capital Management, L.P. ("Highland", or "Investment Adviser") effective January 21, 2000. During the period between November 1, 1999 and January 21, 2000, PSIM earned $338,412 in management fees.

  As of January 21, 2000, the Fund entered into a new advisory agreement with Highland. Highland earned $973,000 in management fees for the period from January 21, 2000 to October 31, 2000. Management fees paid by the Fund to both PSIM and Highland were calculated at .65% (on an annual basis) of the average weekly net asset value defined as, total assets of the Fund less accrued liabilities (excluding the principal amount of the bank loan, notes and the liquidation preference of the preferred stock and including accrued and unpaid dividends on the preferred stock), up to and including $175,000,000 of net assets, .55% on the next $50,000,000 of net assets and .50% of the excess of net assets over $225,000,000. At October 31, 2000, the fee payable to the Investment Adviser was $369,000, which was included in accrued expenses in the accompanying statement of assets and liabilities.

(4) PURCHASES AND SALES OF SECURITIES
  For the period ended October 31, 2000, the aggregate cost of purchases and proceeds from sales of investment securities other than U.S. Government obligations and short-term investments aggregated approximately $257,860,000 and $237,487,000, respectively. There were no purchases or sales of U.S. Government obligations during the period ended October 31, 2000.

(5) CERTAIN TRANSACTIONS
  Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

  Directors who are not officers or employees of the Investment Adviser receive a fee of $10,000 per year plus $2,000 per Directors' meetings attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meetings and $1,000 per conference call meeting. In addition, members of the Fund's audit committee, which consists of certain of the Fund's noninterested Directors, receive $1,000 per audit committee meeting attended, together with the reimbursement of actual out-of-pocket expenses incurred relating to attendance at such meeting.

(6) DIVIDENDS AND DISTRIBUTIONS
  The Board of Directors of the Fund declared regular dividends on the common stock of $.105 per share payable on November 30, 1999, $.095 per share payable on December 31, 1999 and January 31, February 29, March 31 and April 30, 2000 and $.075 per share payable on May 30, June 30, July 31, August 31, September 30, and October 31, 2000.

  Distributions on common stock are declared based on annual projections of the Fund's net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay monthly distributions to common shareholders. Meanwhile, as a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to common shareholders will not exceed net investment income (as defined) applicable to common shareholders on a tax basis. All shareholders of the Fund are automatically considered participants in the Dividend Reinvestment Plan (the "Plan") unless they elect otherwise. Under the Plan, when the market price of common stock is equal to or exceeds the net asset value on the record date for a distribution, participants will receive all dividends and distributions in full and fractional shares of the Fund at the most recently determined net asset value but in no event less than 95% of market price. If, on the record date for distributions, the net asset value of the common stock exceeds its market price, or if the Fund shall declare a dividend or capital gains distribution payable only in cash, the dividend-paying agent will buy common stock in the open market for the participants' accounts. Participants are not charged a service fee for the Plan but are subject to a pro rata share of brokerage fees incurred with respect to open market purchases of common stock.

(7) FAIR VALUE OF LONG-TERM DEBT
  The fair value of the Fund's long-term debt is estimated based on the quoted market prices for the same issue or on the current rates offered to the Fund for debt of the same remaining maturities. At October 31, 2000, the fair value of the bank term loan was $71,000,000.

(8) REVERSE STOCK SPLIT
  In March of 1998, the shareholders of the Fund approved a one-for-three reverse stock split which became effective on April 1, 1998. Certain per share amounts included in the accompanying financial statements have been restated to give effect to this reverse stock split.

(9) RIGHTS OFFERING
  On January 26, 1999, the Fund commenced a rights offering whereby the Fund issued to its shareholders of record, as of that date, nontransferable rights entitling the holders thereof to subscribe for an aggregate of 6,630,663 shares of the Fund's common stock. Each record date shareholder received one right for each whole share of common stock held. The rights allowed the rights holder to subscribe for shares of common stock at the rate of one share of common stock for every three rights held. The subscription period for the rights offering expired on February 19, 1999 and the Fund issued, on a post-split basis, 6,630,663 shares of common stock at $8.70 per share. Proceeds to the Fund amounted to $54,995,507, net of soliciting fees and offering expenses of $2,691,261.

(10) BANK LOAN
  Effective January 21,2000, the Fund has entered into a $75 million credit agreement ("the Agreement") with a lending institution. The Fund's ability to utilize this facility extends until January 19, 2001, though there are provisions in the Agreement which allow for its modification, including extension, termination and reduction of the facility amount. The applicable interest rate is LIBOR plus 0.55%. Under the terms of the loan agreement the Fund is required to maintain certain financial covenants. The Agreement also provides for commitment fees at a rate of 0.10% per year on the daily amount by which the aggregate amount of the commitment amount of $75 million exceeds the aggregate outstanding principal of the bank loans. At October 31, 2000, the outstanding loan balance was $71 million.

  Prior to January 21, 2000, the Fund had a $50 million credit agreement with another lending institution. This loan was repaid with funds drawn from the $75 million agreement. The weighted average balance and interest rate on these agreements were $73,423,000 and 7.07%, respectively for the twelve month period ending October 31, 2000. The average interest rate on the outstanding balance at October 31, 2000 was 7.26%.

                        REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders of
  Prospect Street High Income Portfolio Inc.:

    We have audited the accompanying statement of assets and liabilities of Prospect Street High Income Portfolio Inc., including the schedule of investments, as of October 31, 2000 and the related statements of operations, cash flows and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial statements and financial highlights of Prospect Street High Income Portfolio Inc. for the year ended October 31, 1999 and for the four years then ended were audited by other auditors whose report dated December 17, 1999 expressed an unqualified opinion on those statements and financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street High Income Portfolio Inc. as of October 31, 2000, and the results of its operations, cash flows, changes in net assets and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                       ERNST & YOUNG LLP

Dallas, Texas
December 14, 2000

                  PROSPECT STREET HIGH INCOME PORTFOLIO INC.

INVESTMENT ADVISER                      AUDITORS
Highland Capital Management, L.P.       Ernst & Young LLP
13455 Noel Road Suite 1300              Dallas, TX
Dallas, TX 75240
                                        TRANSFER AND SHAREHOLDERS' SERVICING
OFFICERS                                AGENT
James Dondero -- President              State Street Bank and Trust Company
Mark Okada -- Executive Vice-President  P.O. Box 8200
R. Joseph Dougherty -- Senior Vice-     Boston, MA 02266
                       President        (800) 426-5523
                       and Secretary
                                        CUSTODIAN
DIRECTORS                               State Street Bank and Trust Company
John S. Albanese                        Boston, MA
C. William Carey
James Dondero                           Listed: NYSE
John Honis                              Symbol: PHY
Timothy Hui
Scott Kavanaugh
James Leary
Mark Okada
Harlan D. Platt
Christopher E. Roshier

LEGAL ADVISER
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038-4982

FACTS FOR SHAREHOLDERS:

Prospect Street High Income Portfolio Inc. is listed on the New York Stock Exchange under the symbol "PHY". The Wall Street Journal and Wall Street Journal Online publish Friday's closing net asset value of the Fund every Monday and lists the market price of the Fund daily. They are also published in Barron's Market Week every Saturday. Our website is prospectstreet.net.

QUESTIONS REGARDING YOUR ACCOUNT: Please telephone State Street Bank & Trust Company at their toll free number 1-800-426-5523 Monday through Friday from 9:00 a.m. to 5:00 p.m.

WRITTEN CORRESPONDENCE REGARDING YOUR ACCOUNT: Please mail all correspondence directly to Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266. For express mail the address is Prospect Street High Income Portfolio Inc., c/o State Street Bank & Trust Company, 2 Heritage Drive, Corporate Stock Transfer -- 4th floor, North Quincy, MA 02171.

PROSPECT STREET HIGH INCOME PORTFOLIO INC.
13455 Noel Road LB#45
Dallas, TX 75240